                             POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019
(Gateway Plus), 33-85916/811-8848 (Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), 333-78245 (Allmerica Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV),
333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), initial registration statements, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

Signature                       Title                      Date
---------                       -----                      ----

/s/  Allan Levine               Chairman of the Board      3/19/2009
-----------------------
Allan Levine

                             POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019
(Gateway Plus), 33-85916/811-8848 (Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), 333-78245 (Allmerica Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV),
333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), initial registration statements, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


/s/  Manda J. D'Agata       Director, Vice President and Treasurer   3/19/2009
-----------------------
Manda J. D'Agata

                             POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019
(Gateway Plus), 33-85916/811-8848 (Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), 333-78245 (Allmerica Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV),
333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), initial registration statements, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


/s/  Donald R. Mullen       Director                                 3/19/2009
-----------------------
Donald R. Mullen

                             POWER OF ATTORNEY


We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019
(Gateway Plus), 33-85916/811-8848 (Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), 333-78245 (Allmerica Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV),
333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), initial registration statements, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


/s/  Michael A. Reardon     Director, President and                  3/19/2009
-----------------------     Chief Executive Officer
Michael A. Reardon

                             POWER OF ATTORNEY


We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019
(Gateway Plus), 33-85916/811-8848 (Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), 333-78245 (Allmerica Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV),
333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), initial registration statements, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


/s/  Michael Rotter         Director                                 3/19/2009
-----------------------
Michael Rotter

                             POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019
(Gateway Plus), 33-85916/811-8848 (Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), 333-78245 (Allmerica Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV),
333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), initial registration statements, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


/s/  Nicholas Helmuth von Moltke   Director and                       3/19/2009
--------------------------------   Senior Vice President
Nicholas Helmuth von Moltke